Income Taxes (Schedule of Consolidated Deferred Tax Assets and Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Deferred Tax Assets
Pension and postretirement obligations	$ 579		$ 529
Accrued expenses	58		57
Inventory	0		1
Net operating loss	398		359
Tax credit carryforwards	206		94
Other	370		159
Subtotal	1,611		1,199
Valuation allowance	(399)	[1]	(363)	[1]
Total	1,212		836
Deferred Tax Liabilities
Depreciation and amortization	479		319
Investments in affiliates	83		50
Other	70		51
Total	632		420
Net deferred tax assets (liabilities)	$ 580		$ 416

[1]	Includes deferred tax asset valuation allowances primarily for the Company's deferred tax assets in the US, Luxembourg, France, Spain, China, the United Kingdom and Germany, as well as other foreign jurisdictions. These valuation allowances relate primarily to net operating loss carryforward benefits and other net deferred tax assets, all of which may not be realizable.